Exhibit 23.1


                Consent of Independent Auditors


     We consent to the incorporation by reference in this Registration Statement pertaining to our report dated January 4, 2000 with respect to the financial statements of K&L Electronics
Photo and Supply Co. included in its Form SB-2 filed with the Securities and Exchange Commission.


                              /s/ Robison, Hill & Co.
                              ------------------------
                              Certified Public Accountants

Salt Lake City, Utah
June 19, 2000